Virtus Insight Trust

Supplement dated July 27, 2009 to the Prospectus

and the Statement of Additional Information (“SAI”), each dated May 1, 2009, as supplemented

THIS SUPPLEMENT SUPERCEDES THE SUPPLEMENT DATED MAY 29, 2009 TO THE ABOVE-REFERENCED PROSPECTUS AND SAI, WHICH SUPPLEMENT CONTAINED SIMILAR DISCLOSURE. THIS SUPPLEMENT ADDS THE MONEY MARKET FUND TO THE LIST OF FUNDS AFFECTED AND CLARIFIES THAT ANY WAIVER OR REINSTATEMENT MAY ALSO APPLY TO SHAREHOLDER SERVICING FEES.

IMPORTANT NOTICE TO INVESTORS

Virtus Insight Government Money Market Fund,

Virtus Insight Money Market Fund

and Virtus Insight Tax-Exempt Money Market Fund

The funds’ distributor, VP Distributors, Inc., may from time to time temporarily waive the Distribution (12b-1) Fees and/or Shareholder Servicing Fees on Class A Shares of the Insight Government Money Market Fund, the Insight Money Market Fund and the Insight Tax-Exempt Money Market Fund. If waived, the Distribution Fees and/or Shareholder Servicing Fees may be reinstated at any time.

Investors should retain this supplement with the Prospectus and SAI for future reference.

VIT 8003/MMFs 12b1&SSFeeWaiver (07/09)